United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXHANGE ACT OF 1934

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Filed by a Party other than the Registrant [   ]

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[   ]              Preliminary Proxy Statement
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[X]              Definitive Proxy Statement
[   ]              Definitive Additional Materials
[   ]              Soliciting Material Pursuant to section 240.14a-12

SHARPS COMPLIANCE CORP.
_____________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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_______________________________________________________________________

October 12, 2010
Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2010 Annual Meeting of Stockholders of Sharps Compliance Corp.  The Annual Meeting will be held on Thursday, November 18, 2010 at 10:00 a.m. in the Aesops Room at the Hilton Houston Post Oak Hotel located at 2001 Post Oak Boulevard, Houston, Texas, 77056.  The formal Notice of the Annual Meeting is set forth in the enclosed materials.

This year, you are being asked to act upon the election of six (6) Directors. This matter is discussed in greater detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL

In addition, you are being asked to approve the Sharps Compliance Corp. 2010 Stock Plan which would replace, in its entirety, the current Sharps Compliance Corp 1993 Stock Plan. This matter is discussed in greater detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL

Your participation and vote are important.  Even if you plan to attend the annual meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope.  Your shares will be voted in accordance with the instructions you give in your proxy.  Returning the proxy card will not limit your right to attend or vote at the annual meeting.  If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card.

Important Notice Regarding the Availability of Proxy Materials for our Stockholders Meeting to be held on November 18, 2010. The Proxy Statement and a copy of our Annual Report on Form 10-K for the year ended June 30, 2010 are available at http://www.sharpsinc.com/financial_information.htm.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support of our Company.  We look forward to seeing you at the Annual Meeting.

Sincerely,
Dr. Burton J. Kunik
Chairman of the Board

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 18, 2010

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the "Annual Meeting") of Sharps Compliance Corp., a Delaware corporation (the "Company"), will be held on Thursday, November 18, 2010 at 10:00 a.m. in the Aesops Room at the Hilton Houston Post Oak Hotel located at 2001 Post Oak Boulevard, Houston, Texas, 77056 for the purpose of considering and voting upon the following:

1) the election of six (6) directors to hold office until the next Annual Meeting of Stockholders  or until the election and qualification of their respective successors;

2) to approve the Sharps Compliance Corp. 2010 Stock Plan which would replace, in its entirety, the current Sharps Compliance Corp. 1993 Stock Plan; and

3) such other business as properly may come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
ALL OF THE PROPOSALS

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on September 27, 2010 as the record date for the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

You are cordially invited to attend the annual meeting. To ensure that your shares are represented and voted, however, you should complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as promptly as possible. Your shares will be voted in accordance with the instructions you give in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy for the same shares bearing a later date, by filing with the Corporate Secretary of the Company a written revocation bearing a later date or by attending the annual meeting and voting in person. You will still be able to vote your shares in person should you decide to attend the annual meeting, even if you have previously returned your proxy card.

By Order of the Board of Directors

David P. Tusa
Corporate Secretary
Houston, Texas
October 12, 2010

YOUR VOTE IS IMPORTANT
Please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope so that your shares will be represented whether or not you attend the annual meeting.

SHARPS COMPLIANCE CORP.
9220 Kirby Drive, Suite 500
Houston, Texas 77054
-----------------------
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 18, 2010

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement (the "Proxy Statement") and the accompanying materials are furnished in connection with the solicitation of proxies by the Board of Directors of Sharps Compliance Corp., a Delaware corporation (the "Company"), on behalf of the Company, to be used at the Annual Meeting of Stockholders of the Company to be held on November 18, 2010 (the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and adjournment(s) or postponement(s) thereof.

The accompanying proxy is designed to permit each holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), (i) to vote for or withhold voting for, the nominees for election as directors of the Company set forth under the proposals, (ii) to vote for or against or abstain from voting for, the Sharps Compliance Corp. 2010 Stock Plan and (iii) the vote for or against or abstain from voting for the Sharps Compliance Corp. 2010 Stock Plan and (iii) to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the proxies for the Common Stock will be voted by those persons named in the Proxies at the Annual Meeting FOR the election of the nominees specified under the caption "Election of Directors" and FOR approval of the Sharps Compliance Corp. 2010 Stock Plan. If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder with a valid proxy has the right to revoke it by giving written notice of revocation to: David P. Tusa, Corporate Secretary, Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

This Proxy Statement, Proxy Card and the Company's Annual Report covering the Company's fiscal year ended June 30, 2010, including audited financial statements, are being mailed to the stockholders of the Company on or about October 12, 2010.

All expenses of the Company in connection with the solicitation will be borne by the Company.

In addition to solicitation by mail, the Company’s directors, officers and employees may solicit proxies by telephone or other means of communication. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and their transfer agents for their reasonable out-of-pocket expense in forwarding such material.

The date of this Proxy Statement is October 12, 2010. There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this proxy statement.

ANNUAL REPORT ON FORM 10-K

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010, containing audited consolidated balance sheets as of June 30, 2010 and 2009, and the related consolidated statements of income, of stockholders' equity, and of cash flows for the fiscal years ended June 30, 2010 and 2009, accompanies this Proxy Statement. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2010, which the Company has filed with the Securities and Exchange Commission (the “SEC”) (and is available on the SEC’s website at www.sec.gov) . Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Company's Investor Relations Department, c/o Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054. The Annual Report on Form 10-K is also available on the Company's website at www.sharpsinc.com.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy reports, statements or other information that the Company files at the SEC’s public reference rooms at 100 F. Street, NE, Washington, D.C., 20549.  Please call the SEC at (800) SEC-0330 for further information on the public reference rooms.  The SEC also maintains a website at http://www.sec.gov where the Company’s periodic filings and other information regarding the Company are available at no charge.

CODE OF ETHICS

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company. The Code of Ethics is available on the Company’s website at www.sharpsinc.com. Amendments to and waivers from the Code of Ethics, if any, will also be disclosed and available on the Company’s website.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of UHY LLP ("UHY") acts as our principal independent registered public accounting firm.   UHY personnel work under the direct control of UHY partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

UHY has been engaged by the Audit Committee of the Board of Directors of the Company (the “Board”) as its independent registered public accountants since January 8, 2002. Management expects that a representative of UHY will be present at the Annual Meeting, will have the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

AUDIT FEES

During the fiscal year ended June 30, 2010, the Company was required to initially comply with Section 404(b) of the Sarbanes-Oxley Act (“SOX”), which requires an attestation report on the Company’s internal control over financial reporting by the registrant’s external auditor. The aggregate fees and expenses billed to the Company by its independent registered public accountants for audit services including the quarterly reviews and SOX related services were $183,000 and $90,277 for the fiscal years ended June 30, 2010 and 2009, respectively.

AUDIT - RELATED FEES

The aggregate fees and expenses billed to the Company by its independent registered public accountants for audit-related services including fees for consents and comfort letters provided for registration statements and offerings were $51,662 and $5,500 for the fiscal years ended June 30, 2010 and 2009, respectively.

TAX FEES

The aggregate fees and expenses billed to the Company by its independent registered public accountants for tax related services were -0- for the fiscal years ended June 30, 2010 and 2009.

ALL OTHER FEES

The aggregates fees and expenses billed to the Company by its independent registered public accountants for these services were -0- for the fiscal years ended June 30, 2010 and 2009.

All of the above noted services performed by the Company’s independent registered public accountants were pre-approved in compliance with the Company’s Audit Committee Charter.

PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with its charter, the Audit Committee pre-approves all audit services and permissible non-audit services to be performed for us by the Company’s independent registered public accountants.  Under the policy adopted by the Audit Committee for pre-approval of services, services are pre-approved as follows:

• Annually, the Company’s independent auditors and management present to the Audit Committee the audit and non-audit services to be provided during the upcoming fiscal year and the estimated fees associated with each such service.  The Audit Committee pre-approves or rejects the proposed services and fees as it deems appropriate.

• If additional audit or non-audit services are presented for pre-approval during the year, the Audit Committee pre-approves or rejects such additional services and the fees associated with such services as it deems appropriate.

• In deciding whether to pre-approve any proposed services, the Audit Committee considers, (i) potential conflicts of the proposed services with SEC and PCAOB rules on auditor independence, (ii) whether the independent registered public accountants are qualified to perform the proposed services, (iii) the benefits of the proposed services to the Company and (iv) the relationship between fees for audit and non-audit services.  The Audit Committee will not approve proposed services that it believes, individually or in the aggregate, may impair the independence of the independent registered public accountants.

• The independent registered public accountants provide updates regularly with respect to, and the Audit Committee reviews, the services actually provided by the independent registered public accountants and the fees incurred with respect to those services.

All fees billed by UHY in 2010 and 2009 were pre-approved by the Audit Committee.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
General

The Board has fixed the close of business on September 27, 2010 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on September 27, 2010, there were 14,931,909 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.  Cumulative voting is not permitted by Common Stock shareholders of the Company.

Quorum and Vote Required

The presence, in person or by proxy, of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date is necessary to constitute a quorum for transaction of business at the Annual Meeting. Assuming the existence of a quorum, pursuant to our bylaws, the affirmative vote of a plurality of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to elect directors. With respect to matters other than the election of directors, our bylaws provide that, if a quorum is present, the affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to decide any such matter brought before such meeting, except as otherwise provided by our Certificate of Incorporation or applicable law.  Accordingly, a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting must be cast in favor of the proposal for the approval of the adoption of the Sharps Compliance Corp. 2010 Stock Plan in order for such proposal to be approved by our stockholders.  If a quorum is not present in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions are counted toward the calculation of a quorum and will have the same effect as a vote against a proposal. Broker non-votes occur when a broker or nominee holding shares for a beneficial owner does not vote on a non-routine proposal because the broker or nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to such proposal. Rule 452 of the New York Stock Exchange, which has been adopted by the NASDAQ stock market, provides that a broker or other nominee holding shares for a beneficial owner may generally vote on routine matters, but not non-routine matters, without receiving voting instructions. Under a recent change to Rule 452, the uncontested election of directors (Proposal 1) and the adoption of the Sharps Compliance Corp. 2010 Stock Plan (Proposal 2) are now considered non-routine matters. If you do not provide such voting instructions, your shares will not be voted for Proposals 1 and 2.  Please provide instructions to your brokers or nominee on how to vote your shares.

Security Ownership of Management and Certain Beneficial Owners

The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by, (i) each director and nominee for director of the Company, (ii) all executive officers of the Company, including those listed in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, as of the Record Date.  The address for each director, officer and nominee for director is c/o Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054.

	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class Owned Beneficially (2)
Directors:
Dr. Burton J. Kunik	1,475,777(3)	9.6%
F. Gardner Parker	132,942(4)	0.9%
John W. Dalton	979,842(5)	6.4%
Ramsay Gillman	901,846(6)	5.9%
Parris H. Holmes	706,772(7)	4.6%
Philip C. Zerrillo	347,035(8)	2.3%

Officers:
David P. Tusa	236,603(9)	1.5%
Claude Dance	34,570(10)	0.2%
Diana P. Diaz	-0-(11)	0.0%
Khairan “Al” Aladwani	15,000(12)	0.1%
All executive officers and directors as a group (10 individuals)	4,830,387 (13)	31.5%

Notes:

(1)
Unless otherwise noted, each of the persons named in the table has sole voting and investment power with respect to the shares reported, subject to community property laws where applicable and the information contained in this table and these notes.

(2)
The percentages indicated are based on, (i) 14,931,909 shares of Common Stock issued and outstanding on the Record Date and (ii) outstanding stock options exercisable within 60 days of the Record Date.

(3)
Includes 60,000 shares that Dr. Kunik has the right to acquire within 60 days upon the exercise of stock options. On September 7, 2010, Dr. Kunik announced his retirement from the Company effective September 30, 2010 and that he would not stand for reelection at the Annual Stockholders’ Meeting in November 2010.

(4)
Includes 29,692 shares that Mr. Parker has the right to acquire within 60 days upon exercise of stock options and 3,417 shares of restricted stock, subject to vesting. Mr. Parker has pledged 53,164 shares of Company common stock owned as collateral for a personal loan with a commercial bank.

(5)	Includes 2,313 shares of restricted stock, subject to vesting.
(6)	Includes 3,083 shares of restricted stock, subject to vesting.
(7)	Includes 3,250 shares of restricted stock, subject to vesting.
(8)	Includes 35,000 shares that Dr. Zerrillo has the right to acquire within 60 days upon the exercise of stock options and 4,167 shares of restricted stock, subject to vesting.
(9)
Includes 184,103 shares that Mr. Tusa has the right to acquire within 60 days upon the exercise of stock options. Mr. Tusa was appointed President of the Company in June 2010 and Chief Executive Officer on September 30, 2010.

(10)	Includes 34,570 shares that Mr. Dance has the right to acquire within 60 days upon the exercise of stock options.
(11)	Includes -0- shares that Ms. Diaz has the right to acquire within 60 days upon the exercise of stock options.

(12)	Includes 15,000 shares that Mr. Aladwani has the right to acquire within 60 days upon the exercise of stock options.
(13)	Includes 358,365 shares that all directors and executive officers have the right to acquire within 60 days upon the exercise of stock options.

PROPOSAL ONE (1)

ELECTION OF DIRECTORS

Nominees

The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at six.

The Corporate Governance Committee of the Board of Directors has nominated the individuals named below to be elected as Directors at the Annual Meeting. Five of the nominees are presently serving as a Director of the Company. Each of the nominees has agreed to stand for election as a director of the Company, to serve until the Company’s 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

The table below sets forth the names and ages of the nominees for director and the year each nominee first became a Director of the Company.  Biographical information on the nominees is set forth below under "Management."

Name (Age)	Director Since
John W. Dalton (69)	2008
Ramsay Gillman (66)	2002
Parris H. Holmes (66)	1998
F. Gardner Parker (68)	2003
David P. Tusa (50)	-
Philip C. Zerrillo (52)	1999

Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. The Board of Directors anticipates that the listed nominees will be able and willing to serve, but if any nominee becomes unable or unwilling to serve, the proxy holders may vote such shares at their discretion for a substitute nominee designated by the Board of Directors.

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.

PROPOSAL TWO (2)

APPROVAL OF THE 2010 STOCK PLAN TO REPLACE THE 1993 STOCK PLAN

Effective November 16, 1993 and as amended February 12, 2003, the Stockholders of the Company approved the Sharps Compliance Corp. 1993 Stock Plan (the “1993 Stock Plan”), the text of which has previously been filed with the SEC.  The Board of Directors now proposes to replace, in its entirety, the 1993 Stock Plan with the Sharps Compliance Corp. 2010 Stock Plan (the “2010 Stock Plan”).  On September 14, 2010, the Board unanimously approved, subject to shareholder approval at the Annual Meeting, the 2010 Stock Plan. The proposed 2010 Stock Plan provides for the issuance of up to 1,000,000 shares over the life of the plan, subject to annual limitations. The 2010 Stock Plan will continue indefinitely until it is terminated by the Board of Directors of the Company, however, no incentive stock option may be granted under the 2010 Stock Plan on or after ten years.  The material features of the 2010 Stock Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the 2010 Stock Plan, which is attached as Exhibit A to this Proxy Statement.  The principle differences between the 2010 Stock Plan and the 1993 Stock Plan are changes necessary (i) to comply with changes in laws enacted since the last amendment to the 1993 Stock Plan and (ii) to reflect “best practice” customary for similar incentive plans.

The Board of Directors believes that the 2010 Stock Plan will assist the Company in attracting and retaining qualified employees, officers and directors and will have the effect of more significantly aligning the interests of the Company’s employees, officers and directors with the Company’s Stockholders.  Further, replacement of the 1993 Stock Plan with the 2010 Stock Plan facilitates compliance with laws and regulations and demonstrates “best practice” with claw back and forfeiture provisions and additional flexibility by expanding the types of awards offered. The Board of Directors recommends a vote “FOR” approval of the 2010 Stock Plan.

General. The 2010 Stock Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company. The Plan permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), restricted stock, restricted stock unit awards (“RSUs”),  other stock-based awards and cash-based awards (individually or collectively, the “Awards”). Grants of ISOs are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986 as amended (the “Internal Revenue Code”). The 2010 Stock Plan includes a forfeiture provision which allows the Administrator, under certain circumstances, to cancel unexercised stock awards previously granted to a participant.

Shares Subject to the 2010 Stock Plan.  The 2010 Stock Plan would authorize the issuance of up to 1,000,000 shares. During any fiscal year, the maximum number of shares of Stock which may be granted is 250,000 for each of ISOs and NQSOs.

Administration.  The 2010 Stock Plan will be administered by the Compensation Committee of the Board, except for the case of awards issued to Directors which will be administered by the Board (individually or collectively, the “Administrator”).   Subject to the terms of the 2010 Stock Plan, the Administrator will have the authority to determine the persons to whom Awards will be granted; the number and exercise price of shares of stock covered in each Award; the terms, provisions and conditions of each Award; acceleration of vesting; and all other determinations and actions necessary to properly administer the plan.  The Administrator may authorize one or more officers of the Company to designate employees to receive Awards as well as the size of such Awards, subject to certain limitations.

Eligibility.  Awards may be granted to employees and directors of the Company, except for ISOs which can only be awarded to key employees.  Awards other than ISOs may also be granted to persons who are expected to become key employees within six months.

Awards. Options may be granted under the 2010 Stock Plan at the discretion of the Administrator.  The Administrator specifies whether the option is intended to be an ISO or an NQSO, the option price, the duration of the option, the number of shares of stock to which the option pertains and any restrictions on the exercise of the award.  No options will be awarded with dividend equivalent rights.  The option price will be at least 100% of the fair market value of the stock on the grant date, except for ISOs awarded to holders of ten percent or more of the Company’s stock which will be at least 110% of the fair market value of the stock on the grant date.  The Administrator will oversee the methods of exercise of options with attention being given to compliance with appropriate securities laws and regulations.  Already owned common stock can be used as payment for the exercise price of options. Holders of options shall not have all the rights of a stockholder with respect to the shares until the options are exercised.

Restricted Stock Awards may be granted under the 2010 Stock Plan at the discretion of the Administrator. The amount of vesting, forfeitures and transferability restrictions applicable to any restricted stock awards are determined at the discretion of the Administrator. Holders of restricted stock awards shall have all the rights of a stockholder with respect to the shares during the restriction period.

Other Awards may be granted under the 2010 Stock Plan to eligible persons in such number and upon such terms at the discretion of the Administrator including RSUs and cash based awards. However, these have not been awarded in the past and are not expected to be used under existing incentive plans.

Change in Capital Structure.  The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Company’s Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

Change in Control.  In the event of an occurrence of a change in control of the Company as defined in the 2010 Stock Plan, all outstanding ISOs and NQSOs and Restricted Stock Awards granted under the Plan will become fully vested and exercisable and all risk of forfeiture restrictions applicable thereto shall lapse.  The effect, if any, of a change in control of the Company on any other Award granted under the Plan will be determined in accordance with the award agreement applicable to such award.

For purposes of the 2010 Stock Plan, a “change in control” of the Company means:

(a) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement;

(b) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, determined in accordance with Rule 13d-3, excluding, however, any securities acquired directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company); however, for purposes of this clause the term “person” shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan;

(c) the Continuing Directors cease to constitute a majority of the Company’s Board of Directors; provided that

(i) “Continuing Directors” means shall mean any person who is a member of the Board, while such person is a member of the Board, who is not an Acquiring Person or an

Acquiring Affiliate or Acquiring Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Acquiring Affiliate or Acquiring Associate, and who (x) was a member of the Board on the effective date of the 2010 Stock Plan or (y) subsequently becomes a member of the Board, if such person’s initial nomination for election or initial election to the Board is recommended or approved by a majority of the Continuing Directors; and

(ii) “Acquiring Person” means any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all affiliates (as defined in Rule 12b-2 of the Exchange Act) and associates (as defined by Rule 12b-2 of the Exchange Act) of such person, is the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Stock organized, appointed or established for, or pursuant to the terms of, any such plan;

(d) consummation of a reorganization, merger or consolidation of, or a sale or other disposition of all or substantially all of the assets of, the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the persons who were the beneficial owners of the Company’s outstanding voting securities immediately prior to such Business Combination beneficially own voting securities of the corporation resulting from such Business Combination having more than 50% of the combined voting power of the outstanding voting securities of such resulting corporation and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Continuing Directors at the time of the action of the Board approving such Business Combination; or

(e) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Non-Transferability.  Except as specified in the applicable award agreement or in a domestic relations court order, an Award granted under the 2010 Stock Plan shall not be transferable by the holder thereof (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during such holder's lifetime, only by him or her.

Federal Income Tax Consequences. The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options and awards pursuant to the Plan under the law as in effect on the date of this proxy statement. The rules governing the tax treatment of such options and awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the Plan, nor does it address state, local, or non-U.S. taxes.

A participant generally is not required to recognize income on the grant of an Award other than a cash–based award. Instead, ordinary income generally is recognized on the date the option is exercised, or in the case of restricted stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the awards. In general, the amount of ordinary income required to be recognized is (a) in the case of an option, an amount equal to the excess, if any, of the fair market value of shares on the exercise date over the exercise price and (b) in the case of restricted stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts. Upon payment of a cash-based award, a participant is required to recognize ordinary income in the amount of the award.

Termination and Amendment of the 2010 Stock Plan.  The Board of Directors may terminate or amend the 2010 Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval will be effective without approval of the stockholders as required by applicable law or stock exchange rules.

PROPOSAL THREE (3)

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than that described above.  However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

MANAGEMENT

Set forth below is information with respect to each director and executive officer of the Company as of September 27, 2010. The executive officers are elected by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any two directors or executive officers.

Name	Age	Position
Directors:
Dr. Burton J. Kunik(5)	72	Chairman of the Board, Chief Executive Officer and Director
F. Gardner Parker (2) (3) (4)	68	Lead Independent Director
John W. Dalton (1) (2) (3) (4)	69	Director
Ramsay Gillman (1)	66	Director
Parris H. Holmes (1) (2)	66	Director
Philip C. Zerrillo (3) (4)	52	Director

Executive Officers:
David P. Tusa(6)	50	President
Claude A. Dance	51	Senior Vice President of Sales and Marketing
Diana P. Diaz(7)	47	Vice President and Chief Financial Officer
Khairin “Al” Aladwani	54	Vice President of Quality Control / Assurance

Notes:

(1)	Member of the Compensation Committee
(2)	Member of the Acquisition Committee
(3)	Member of the Corporate Governance Committee
(4)	Member of the Audit Committee
(5)	On September 7, 2010, Dr. Kunik announced his retirement from the Company effective September 30, 2010 and that he would not stand for reelection at the 2010 Annual Board Meeting in November.
(6)	Mr. Tusa was appointed President of the Company in June 2010 and Chief Executive Officer on September 30, 2010.
(7)	Effective June 14, 2010, Ms. Diaz was appointed as the Company’s Vice President and Chief Financial Officer.

The following is a description of the biographies of the Company's executive officers, directors and nominees for director which details their business experience including the qualifications, attributes or skills that caused the Board to determine that the board members and nominees should serve as a director of the Company.

Dr. Burton J. Kunik had been a director, Chairman of the Board, Chief Executive Officer and President of the Company since July 1998. Dr. Kunik retired from the Company effective September 30, 2010 and is not standing for reelection to the Board of Directors at the Annual Meeting. He founded Sharps Compliance, Inc., now a wholly owned subsidiary of the Company, in May 1994 and has served as a director and Chief Executive Officer of Sharps Compliance, Inc. since that time. Dr. Kunik’s entrepreneurial spirit, drive and innovative thinking enabled the Company to become the leader in defining the market for the proper management of used sharps and unused medications outside of the hospital setting. He is an industry expert on these issues and as a result has successfully led the Company from its initial focus on the Home Healthcare market to a successful expansion of serving more than 4,000 customers across the United States, including many new markets such as the Government, Professional and Retail sector.  Dr. Kunik was the creative impetus in the development and launch of the Company's Waste Conversion Process into a product called PELLA-DRX™. Kunik has 24 years of experience as an endodontist, including management experience of three successful start-up companies in the medical waste and insurance industries. Previously, Dr. Kunik spent five years with 3CI Complete Compliance Corporation, which he co-founded. Its successor, American 3CI currently is engaged in the business of medical waste services in the southeastern and southwestern United States. Other previous business experience includes management roles in real estate, oil and gas, cattle ranching and the travel industry. He served as Chairman of the Medical Waste Institute in 1992 and has served on the board of the Environmental Industry Association.

F. Gardner Parker has served as a director of the Company since February 2003.  In November 2008, Mr. Parker was named Lead Independent Director and serves as the Financial Expert on the Company’s Audit Committee. Mr. Parker serves on the board of directors of five other public companies, including: Camden Property Trust, Carrizo Oil & Gas, Hercules Offshore, Triangle Petroleum Corporation and Pinnacle Oil & Gas. Mr. Parker also serves as a director of the following private companies: Gillman Automobile Dealerships, Net Near U Communications, Camp Longhorn, Inc., Sherwood Healthcare Inc., Overpar, Inc. and Norton Ditto. In the past, Mr. Parker served on the boards of Crown Resources and Blue Dolphin Energy Company. Mr. Parker was previously with Ernst & Ernst (now Ernst &Young LLP) for 14 years, seven of which he served as a partner.  Mr. Parker is Board Certified by the National Association of Corporate Directors. Mr. Parker brings to the Board of Directors an extensive background in accounting and tax matters, experience as a director on the boards and audit committees of numerous public and private companies, and financial experience through his involvement in structuring private and venture capital investments for the past 25 years.

John W. Dalton has served as a director of the Company since November 2008. Since May of 2004, Mr. Dalton has operated an investment firm, Domaine Capital Properties, where he serves as principal owner and founder. Prior to May 2004, Mr. Dalton was a Vice President of RBC Dain Rauscher, Inc. (“RBC”), a full-service brokerage and investment firm. Mr. Dalton was employed by RBC for 38 years. Mr. Dalton was a director of Cleveland Bank and Trust from 1976 to 1980. In 1982 Mr. Dalton was appointed by the then Governor of the State of Texas to the Texas Motor Vehicle Commission where he served in various roles including Chairman from 1982 to 1987. Mr. Dalton brings to the Board of Directors extensive experience in capital markets, experience on several private boards as well as involvement in the Texas and Houston business communities.

Ramsay Gillman has served as a director of the Company since July 2002.  He also served as the Director of the South Texas region for the National Automobile Dealers Association (NADA) from 1989 through 1999 and served as President of NADA in 1997.   Currently, Mr. Gillman serves on the Board of Texas Motor Vehicle Division and as a Trustee for the NADA Charitable Foundation and for the NADA

Dealers Election Action Committee. He has also served as President of the Houston Automobile Dealer’s Association, Vice President of the Texas Automobile Dealer’s Association and was appointed Vice Chairman of the Texas Motor Vehicle Commission from 1984 through 1987 by the then Governor of the State of Texas. Mr. Gillman brings to the Board of Directors sales and marketing experience gained in his years of leadership in the automobile dealership business, experience in directing the operations of a business including strategic planning, finance, marketing and government relations as well as involvement in the Texas and Houston business and charitable communities.

Parris H. Holmes has served as a director of the Company since July 1998. He previously served on the Company's Board of Directors from March 1992 until April 1996. Mr. Holmes served as Chairman of the Board and Chief Executive Officer of New Century Equity Holdings Corporation from May 1996 to June 2004.  Mr. Holmes served as both Chairman of the Board and Chief Executive Officer of USLD Communications Corp., formerly U.S. Long Distance Corp. (“USLD”), from September 1986 until August 1996, and served as Chairman of the Board of USLD until June 2, 1997.  Prior to March 1993, Mr. Holmes also served as President of USLD.  Mr. Holmes was a member of the Board of Directors of Princeton eCom Corporation, a leading provider of electronic bill presentment and payment services, from September 1998 until March 2004.  Mr. Holmes served as a member of the Board of Directors of Tanisys Technology Inc., through January 2002. Mr. Holmes brings to the Board of Directors extensive experience as a Chief Executive Officer, Chairman and Board member of numerous public and private companies in many industries.

Philip C. Zerrillo, Ph.D., has served as a director of the Company since September 1999. Dr. Zerrillo served, from 1999 - 2004, as Associate Dean and Executive Director of the Executive Education program at the University of Texas in Austin. Dr. Zerrillo has also served, from 2000 - 2002, as the Graduate Business Dean at the University of Texas in Austin. He has served as a visiting professor at several universities, including Thammasat University (Thailand), Hebrew University (Israel), IMADEC University (Austria), Helsinki School of Economics (Singapore) and The Luiss Guido Carli School of Management (Rome). Dr. Zerrillo is also the author of numerous published articles in the fields of distribution channel management and business system innovation. Dr. Zerrillo is currently a Visiting Professor at the Northwestern University JL Kellogg Graduate School of Management. Dr Zerrillo also consults internationally. Dr. Zerrillo brings to the Board of Directors business expertise gained from a PhD in marketing, extensive international academic appointments and consultation with international businesses as well as strategic business management expertise.

David P. Tusa, CPA, was appointed President of the Company in June 2010 and appointed Chief Executive Officer on September 30, 2010. He joined the Company in February 2003 as the Executive Vice President, Chief Financial Officer and Business Development and served in such positions until he was named President of the Company in June 2010.  Mr. Tusa was the Executive Vice President, Chief Financial Officer of New Century Equity Holdings Corp. (formerly known as Billings Concepts Corp.) from August 1999 until June 2004. Prior to New Century, Mr. Tusa was Executive Vice President and Chief Financial Officer of U.S. Legal Support, a provider of litigation support services, during the period from September 1997 to August 1999.  Mr. Tusa also served as Senior Vice President and Chief Financial Officer of Serv-Tech, Inc., a publicly-held provider of specialty services to industrial customers in multiple industries, from April 1994 through August 1997.  Additionally, Mr. Tusa held various positions with CRSS, Inc., a publicly-held diversified services company from May 1990 through April 1994.  Mr. Tusa served on the Board of Directors of Tanisys Technology, Inc., a developer and marketer of semiconductor testing equipment from August 2001 to March 2003.  Mr. Tusa served as a member of the Board of Directors of Princeton eCom, a leading application service provider for electronic and Internet bill presentment and payment solutions from December 2001 to June 2002.   Mr. Tusa served as an advisor to the Board of Directors of the Company from October 2001 to February 2003.  He is a Certified Public Accountant and holds a BA from the University of Houston. The Board determined that Mr. Tusa should be nominated for election as a director due to his extensive knowledge of the Company and its operations gained over nine years of service as an advisor or executive of the company as well as his experience as a senior corporate executive with other high growth public companies, his financial and accounting experience, and his experience as a director of other public companies.

Claude A. Dance, Senior Vice President of Sales and Marketing, joined the Company in August of 2007 as the Vice President of Sales - Emerging Markets.  Mr. Dance was promoted to Senior Vice President of Sales and Marketing in December 2007 with responsibility for national, regional and inside sales efforts, as well as marketing and customer service functions.  Prior to his employment with the Company, Mr. Dance served in various key roles including Senior Vice President of Sales and Marketing at Capital Returns Inc., a leading reverse logistics company. Prior to Capital Returns, Mr. Dance served in various sales and management roles with Pharmerica, a division of AmerisourceBergen, Cardinal Health and Wyeth Pharmaceuticals. Mr. Dance graduated in 1981 with a BA in Marketing and earned an MA in 1983, both from Northwestern State University of Louisiana.

Diana P. Diaz, CPA, Vice President and Chief Financial Officer, joined the Company in June 2010. Previously Ms. Diaz served in progressively challenging roles in the health and energy industries including Chief Financial Officer of the University General Hospital in Houston, Texas and Controller at Memorial Hermann Healthcare System, Texas Medical Center from 2002 – 2006. Prior to that, Ms. Diaz served as Vice President and Controller of the wholesale group at Reliant Energy, Inc. Ms. Diaz was also a Senior Audit Manager at Deloitte where she had more than ten years experience. She is a Certified Public Accountant and holds an M.B.A from Rice University and a B.B.A. from the University of Texas.

Khairan “Al” Aladwani, Vice President of Quality Control/Assurance, joined the Company in March 2008 as the Company’s Senior Vice President of Operations and served in such position until October 1, 2009 at which time he was named Vice President of Quality Control/Assurance.  Prior to his employment with the Company, Mr. Aladwani served as Vice President of Operations for Generic Medical Devices (“GMD”) a developer and manufacturer of medical devices.  Prior to GMD, Mr. Aladwani served in various operational roles with Cyberonics, Inc., Creos Medical and Ohmeda Medical. Mr. Aladwani has extensive medical device, FDA and ISO experience as well as lean manufacturing certification from Purdue University. Mr. Aladwani holds a BA in Business Administration from Kuwait University.

Board’s Leadership Structure and Role in Risk Oversight

Director Independence

The Board has determined that each of Messrs. Parker, Dalton, Gillman, Holmes and Zerrillo is an “independent director” within the meaning of the applicable rules of the SEC and the NASDAQ Capital Market (the “NASDAQ”).  The Audit Committee, Compensation Committee, Acquisition Committee and Corporate Governance Committee of the Board are composed entirely of independent directors.

In the past, the Board determined that it is was in the best interest of the Company for the position of Chairman of the Board (“Chairman”) to be filled by the Company's Chief Executive Officer and believed that the Company benefited from the cohesive and consistent leadership resulting from this structure. Since July 1998, the positions of Chairman and Chief Executive Officer have been held by Dr. Burton J. Kunik. The Board believed that this structure facilitated communication between the Board and management, created an efficient and productive relationship between the Board's strategic role and management's control of daily operations, and used Dr. Kunik’s knowledge of the Company's business and industry to the Company's best advantage.

Lead Independent Director

To ensure a strong and independent Board of Directors, F. Gardner Parker was named Lead Independent Director of the Company’s Board of Directors in November 2008. The Board of Directors considers it to be useful and appropriate to designate a non-employee director to serve in a lead capacity to coordinate the activities of the other non-employee directors and to perform such other duties and responsibilities as the Board of Directors may determine.  The responsibilities of the Lead Independent Director include, but are not limited to, the following, (i) advising the Chairman as to an appropriate schedule of Board meetings, (ii) seeking to ensure that the non-employee directors can perform their duties responsibly while not interfering with on-going Company operations, (iii) approving with the Chairman the information, agenda and the meeting schedules for the Board of Directors and Board Committee meetings, (iv) advising the Chairman as to the quality, quantity and timeliness of the information submitted to the Board by the Company’s management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties, (v) calling meetings of the non-employee directors and (vi) serving as principal liaison between the non-employee Directors and the Chairman on sensitive issues.

In connection with its annual self-evaluation, the Board considers whether the current leadership structure continues to be appropriate for the Company. The Board believes that directors should be responsive to the Company's evolving circumstances and objectives, and accordingly adapt the Board's leadership structure when necessary.

Succession and Transition

The Board has determined that it is in the best interest of the Company for the position of the Chairman to be filled by an independent director. On September 7, 2010, Dr. Burton Kunik, Founder of the Company, announced his retirement and that he would not stand for reelection as a member of the Board at the Annual Meeting. David P. Tusa was appointed to the role of Chief Executive Officer effective September 30, 2010. Since July 1998, Dr. Kunik has been driving change in the medical waste industry. He is an industry expert and has successfully led the Company from its initial focus on the home health care market to a successful expansion of serving more than 4,000 customers across the United States, including many new markets such as the government, professional and retail sectors. Dr. Kunik built a dynamic, sustainable business model based on innovation and solid execution, has developed a strong management team, and leaves the Company with significant growth opportunities.  Dr. Kunik’s knowledge of the Company’s business and industry has positioned the Company to now capitalize on its early penetration into emerging markets, and uniquely positions the Company for strong future growth.

Mr. Tusa has been with the Company for over seven years and has been a key player in driving the Company’s growth, strengthening the balance sheet and ensuring efficiency in operations. Mr. Tusa has been instrumental in the development and management of the Company's Medical Waste Management System™ program with a U. S. Government agency. The Board believes Mr. Tusa’s primary role should be to manage the day-to-day operations of the Company. Mr. Tusa has extensive knowledge of the day-to-day operations of the Company and his focus continues to be on expanding the Company’s customer base and expanding relationships with existing customers.

A newly appointed Chairman of the Board is expected to organize the Board activities to enable the Board to effectively guide, oversee and hold management accountable. To fulfill that role, the Chairman  is expected to create and maintain an effective working relationship with the Chief Executive Officer and other members of the Board; provide the Chief Executive Officer on-going direction as to Board needs, interest and opinions; and ensure that the Board agenda is appropriately directed to the matters of greatest importance to the Company. The Chairman is expected to preserve the distinction between management and oversight, ensuring that management develops a corporate strategy and the Board of Directors reviews and expresses its views on the corporate strategy. In addition the Chairman’s roles would include but are not limited to the following, (i) advising the Chief Executive Officer as to an appropriate schedule of Board meetings, (ii) seeking to ensure that the directors can perform their duties responsibly while not interfering with on-going Company operations, (iii) approving with the Chief Executive Officer an agenda and the meeting schedules for the Board of Directors and Board Committee meetings, (iv) advising the Chief Executive Officer as to the quality, quantity and timeliness of the information submitted to the Board by the Company’s management that is necessary or appropriate for the directors to effectively and responsibly perform their duties, (v) calling meetings of the directors, and (vi) acting as the principal liaison between the directors and the Chief Executive Officer on sensitive issues.

Board’s Role in Risk Oversight

The Board is responsible for determining the ultimate direction of our business, determining the principles of our business strategy and policies and promoting the long-term interests of the Company. The Board possesses and exercises oversight authority over the business, subject to our governing documents and applicable law, but delegates day-to-day management of the Company to our Chief Executive Officer and our other executive officers. This structure requires clear and timely communication between the Chief Executive Officer and Chairman, regarding management decisions that will impact the Board. Viewed from this perspective, the Board generally oversees risk management, and the Chief Executive Officer and other executive officers manage the material risks that we face. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with such strategy.

Risks falling within this area would include but are not limited to business ethics, general business and industry risks, operating risks and financial risks. We have not concentrated within our executive officers responsibility for all risk management in a single risk management officer, but rather rely on various executive and other management personnel to understand, assess, mitigate and generally manage material risks that we face in various areas including capital expenditure plans, liquidity, operations and health, safety and environmental. As necessary, the Chief Executive Officer and other executive officers report to the Board and its committees, as appropriate, regarding material risk and the management of risk facing the Company. The Board monitors the risk management information provided to it and provides feedback to management from time to time.

The Audit Committee assists the Board in the oversight of the integrity of the Company’s financial statements and various matters relating to our publicly available financial information and our internal and independent auditors. The Audit Committee also evaluates related party transactions and potential conflicts of interest for the Company as they arise. The Audit Committee’s role includes receiving information from our employees and others regarding public disclosure, our internal controls over financial reporting and material violations of law. Risks associated with retaining and incentivizing management fall within the scope of the authority of the Compensation Committee, which assists the Board in reviewing and administering compensation, benefits, and incentive and equity-based compensation plans. These committees periodically receive reports from management regarding management’s assessment of risks and report regularly to the full Board regarding such risks.

MEETINGS, COMMITTEES, AND BOARD COMPENSATION

Board and Committee Meetings

The Board meets on a quarterly basis and holds special meetings whenever circumstances require.  The Board held four regularly scheduled quarterly meetings and three special meetings during the fiscal year ended June 30, 2010.  The independent Board members meet in executive sessions at each quarterly and special Board of Directors meeting. During 2010, each of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he served that were held during the period in which he served as a director or committee member. The Company does not have a policy regarding director attendance at the Company’s Annual Meeting of Stockholders. All of the directors attended the Company’s 2009 Annual Meeting of Stockholders.

Committees of the Board

The Board currently has four standing committees:  Audit, Compensation, Acquisition and Corporate Governance.

Audit Committee Report.  The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Audit Committee’s purpose is to assist the Board in its oversight of the Company’s internal controls and financial statements and the audit process.  The Board, in its business judgment, has determined that all members of the Audit Committee are “independent,” as required by applicable standards of the SEC and NASDAQ.  The Audit Committee operates pursuant to a written charter adopted by the Board. The charter of the Audit Committee is available on the Company’s website. The address of the Company’s website is http://www.sharpsinc.com. Messrs. Dalton, Parker (Chairman) and Zerillo are the current members of the Audit Committee. The Board has determined that Mr. Parker is an independent director who, in light of his experience detailed above, qualifies as an audit committee financial expert, as that term is defined by the SEC and the applicable listing standards of the NASDAQ. The Audit Committee is responsible for pre-approving all services provided by the Company’s independent registered public accounting firm, UHY.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm, UHY, is responsible for performing an audit of (1) the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting and Oversight Board (United States) and (2) the Company’s internal control over financial reporting based on criteria established in the Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm.  The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, and related interpretations, as amended and currently in effect. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526.  The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining its independence and has discussed with the independent registered public accounting firm its independence.

In overseeing the preparation of the Company’s financial statements and internal control over financial reporting, the Audit Committee met with both management and UHY to review and discuss all financial statements prior to their issuance, all assessments of internal control over financial reporting, and to discuss significant accounting issues.  Based on the reports, review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

The Audit Committee met four times in the fiscal year ended June 30, 2010.

Compensation Committee Report. The information contained in this “Compensation Committee Report on Executive Compensation” shall not be deemed to be “soliciting material” or to be

“filed” with the Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has furnished the following report on the Company’s executive compensation policies.  This report describes the Compensation Committee’s policies applicable to the compensation of the Company’s executive officers and provides specific information regarding the compensation of the Company’s Chief Executive Officer.

The Compensation Committee currently is comprised of three outside directors, Messrs. Dalton (Co-Chairman), Gillman (Co-Chairman), and Holmes, and administers and oversees all aspects of the Company’s Executive Compensation Policy and reports its determinations to the Board.  The Compensation Committee’s overall goal is to develop executive compensation policies that are consistent with, and linked to, the Company’s strategic business objectives and values.  The Compensation Committee approves the design of, assesses the effectiveness of and administers executive compensation programs in support of the Company’s compensation policies. At least annually, the Company’s Chief Executive Officer reports to the Compensation Committee an evaluation of executive performance and a recommendation regarding salary and other remuneration for executives. The Compensation Committee considers these evaluations and recommendations during its regularly scheduled sessions, and may choose to adopt the recommendations or modify them at its sole discretion. The Compensation Committee reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance and considers related matters.

Compensation Philosophy The Company’s executive compensation policies have four primary objectives: to attract and retain highly competent executives to manage the Company’s business, to offer executives appropriate incentives for accomplishment of the Company’s business objectives and strategy, to encourage stock ownership by executives to enhance mutuality of interest with stockholders and to maximize long-term stockholder value.

Elements of Compensation The key elements of the Company’s executive compensation are base salary, annual incentive and long-term incentive.  These key elements are addressed separately below.  In determining compensation, the Compensation Committee considers all elements of an executive’s total compensation package.

Base Salary Base salaries for executives are determined initially by evaluating the executive’s level of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries are driven primarily by individual performance.  Individual performance is evaluated based on sustained levels of individual contribution to the Company.  When evaluating individual performance, the Compensation Committee considers the executive’s efforts in promoting Company values, continuing educational and management training, improving product quality, developing relationships with customers and vendors and demonstrating leadership abilities among co-workers.

Annual Incentive Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive.  Factors considered include Company performance versus expectations, as well as individual accomplishments.  The Compensation Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors.  The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive.  The Compensation Committee believes that the Company’s performance versus expectations and individual accomplishments require subjectivity on the part of the Committee when determining incentive payments.

Long-Term Incentive The Company’s long-term compensation philosophy provides that long-term incentives should relate to improvement in stockholder value, thereby creating a mutuality of interests between executives and stockholders.  Additionally, the Compensation Committee believes that the long-term security of executives is critical for the perpetuation of the Company.  Long-term incentives are currently provided to executives through the Company’s 1993 Stock Plan, in the form of stock options and restricted stock awards. The Board has proposed the 2010 Stock Plan which would replace the 1993 Stock Plan if approved by the shareholders at the Annual Meeting. Proposal Two (2) details the material features of the 2010 Stock Plan.

Stock Options Stock options, when awarded, have been granted at an option price not less than the fair market value of the Common Stock on the date of grant.  Accordingly, stock options have value only if the price of the Common Stock appreciates after the date the options are granted.  The design focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company.

The Compensation Committee met three times during the fiscal year ended June 30, 2010.

The Acquisition Committee reviews the Company’s acquisition strategy and candidates as presented by the Company’s senior management. The Acquisition Committee also evaluates acquisition transactions and makes formal recommendations to the Board with respect to such transactions. The Acquisition Committee also reviews and provides guidance with respect to negotiations, letters of intent and the final transaction terms and conditions. The Acquisition Committee is comprised of Parris H. Holmes (Chairman), John W. Dalton and F. Gardner Parker.

The Acquisition Committee did not meet during the fiscal year ended June 30, 2010.

The Corporate Governance Committee is appointed by the Board to ensure that the Board is appropriately constituted to meet its fiduciary obligations to the Company and its stockholders. The Corporate Governance Committee assists in monitoring and shaping the corporate governance of the Company and assists the Board in connection with Board nominations matters.  The Corporate Governance Committee evaluates the structure and membership of the Board and its committees and assesses the qualifications of prospective nominees to the Board.  It considers factors it deems relevant, including each member and nominee’s general understanding of marketing, finance, accounting, or other elements relevant to the success of a publicly traded company in the current business environment, understanding of our business on an operational level, integrity, education and professional background, and willingness to devote time to the Board’s duties.

In addition, the Board evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in these various areas. The Board of Directors oversees Chief Executive Officer and senior management succession planning. The process focuses on building management depth, considers continuity and stability within the Company, and responds to the Company’s evolving needs and changing circumstances.

The Board of Directors does not specifically consider diversity in regards to ethnicity, gender, race, or age in assessing the qualifications of director nominees nor does it have a policy regarding diversity of nominee candidates. However, as stated above, the committee does consider the diversity of professional experiences and the background of nominees, both individually, and in the context of the whole board.

The Corporate Governance Committee periodically reviews and assesses the adequacy of the Company’s Code of Ethics and makes recommendations to the Board regarding any amendments, modifications or waivers of the provisions thereof.

The Committee is composed of at least three members of the Board, each of whom meets the independence requirements under the applicable listing standards of NASDAQ and the SEC. Messrs. Dalton, Parker and Zerrillo (Chairman) are the current members of the Corporate Governance committee. The Board has adopted a written charter for the Corporate Governance Committee. The charter of the Corporate Governance Committee is available on the Company’s website. The address of the Company’s website is http://www.sharpsinc.com. In addition to the responsibilities and functions described above, the Corporate Governance Committee also:

•	recommends a slate of director nominees for approval by the Board and election by the stockholders in connection with the Company’s Annual Meeting of Stockholders;
•	reviews stockholder nominations for candidacy to the Board, if any, and any shareholder proposals affecting corporate governance and makes recommendations to the Board accordingly;
•	periodically reviews overall corporate governance principles, procedures and practices of the Company and makes recommendations to the Board as appropriate;
•	periodically reviews and reports to the Board on the effectiveness of the Company’s corporate governance;
•
periodically reviews the Charter of the Corporate Governance Committee, the Company’s Certificate of Incorporation, Bylaws and other corporate governance documents and recommends any changes or amendments to the Board, as the Committee deems appropriate, including changes necessary to satisfy any applicable requirements of NASDAQ, the SEC and any other regulatory requirements;

•	monitors the independence of directors under all applicable rules and regulations;
•	reviews any potential conflicts of interest between the directors or its executive officers and the interests of the Company;
•	oversees and reviews the Company’s processes for providing information to the Board so that the Board obtains appropriately detailed information in a timely fashion; and
•	provides a report of the Corporate Governance Committee’s activities to the full Board not less than once per year.

In addition to the responsibilities listed above, the Corporate Governance Committee shall undertake such other duties as the Board delegates to it and perform such other activities as are consistent with the charter of the Corporate Governance committee.

Stockholders desiring to make recommendations for candidacy to the Board should submit such recommendations to David P. Tusa, Corporate Secretary, Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054. The Corporate Governance Committee will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

The Corporate Governance Committee met one time during the fiscal year ended June 30, 2010.

DIRECTOR COMPENSATION

The following table provides information about compensation earned for the fiscal year ended June 30, 2010 by non-employee members of the Board of Directors.

Name	Fees Earned or Paid in Cash	Restricted Stock Grants ($)(1)	Total Compensation
John W. Dalton	$24,000	$103,200(2)	$127,200
Ramsay Gillman	$18,000	$ 86,400(3)	$104,400
Parris H. Holmes	$24,000	$ 88,800(4)	$112,800
F. Gardner Parker	$24,000	$132,000(5)	$156,000
Dr. Philip Zerrillo	$24,000	$ 96,000(6)	$120,000

       Notes:

(1)
As required by SEC rules, amounts in this column represent the aggregate grant date value of stock-based compensation expense required by FASB ASC Topic 718 Stock Based Compensation. The Directors’ Restricted Stock was granted for their service during fiscal year 2010 and all fully vested during fiscal year 2010.

(2)	Represents Stock Expense associated with 8,000 restricted shares granted on September 28, 2009 and 2,500 restricted shares granted on December 31, 2009.
(3)	Represents Stock Expense associated with 8,000 restricted shares granted on September 28, 2009 and 750 restricted shares granted on December 31, 2009.
(4)	Represents Stock Expense associated with 8,000 restricted shares granted on September 28, 2009 and 1,000 restricted shares granted on December 31, 2009.
(5)	Represents Stock Expense associated with 8,000 restricted shares granted on September 28, 2009 and 5,500 restricted shares granted on December 31, 2009.
(6)	Represents Stock Expense associated with 8,000 restricted shares granted on September 28, 2009 and 1,750 restricted shares granted on December 31, 2009.

Non-Employee Board of Director Compensation Policy

Fiscal Year 2010

On September 25, 2009, the Compensation Committee of the Board of Directors approved fiscal year 2010 Board of Director compensation for the Company’s non-employee directors, as follows: (i)  8,000 shares of restricted stock, vesting on a quarterly basis over the fiscal year ended June 30, 2010, subject to the non-employee director’s continued service to the Company through each vesting date, (ii)  an annual retainer for all non-employee directors of $24,000, paid $6,000 subsequent to each attended quarterly Board of Directors meeting (no more than two meetings attended telephonically), (iii)  1,500 shares of restricted stock for the chairperson of the Audit Committee and 750 shares of restricted stock for each other Audit Committee member (vesting on a quarterly basis over the fiscal year ended June 30, 2010, subject to the non-employee director’s continued service to the Company through each vesting date), (iv) 750 shares of restricted stock for the chairperson of the Compensation Committee and 500 shares of restricted stock for each member of the Compensation Committee (vesting on a quarterly basis over the fiscal year ended June 30, 2010, subject to the non-employee director’s continued service to the Company through each vesting date), (v) 500 shares of restricted stock for each member of the Acquisition Committee (vesting on a quarterly basis over the fiscal year ended June 30, 2010, subject to the non-employee director’s continued service to the Company through each vesting date), (vi) 1,000 shares of restricted stock for the chairperson of the Corporate Governance Committee and 500 shares of restricted stock for each Corporate Governance Committee member (vesting on a quarterly basis over the fiscal year ended June 30, 2010, subject to the non-employee director’s continued service to the Company through each vesting date), (vii) 3,000 shares of restricted stock for the Lead Independent Director (vesting on a quarterly basis over the fiscal year ended June 30, 2010, subject to the non-employee director’s continued service to the Company through each vesting date) and (viii) each non-employee director will  receive fees of $1,000 for each special Board meeting attended in person or via telephone.

The Compensation Committee of the Board of Directors is expected to establish a Non-Employee Board of Director Compensation Policy for the fiscal year 2011 consistent with that established for fiscal year 2010.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned by the Company's principal executive officer and the other two highly paid officers for the fiscal year ended June 30, 2010 whose total salary and bonuses exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Option Awards ($)(2)	All Other Comp	Total

Dr. Burton J. Kunik	2010	$260,000		-	$215,400	$36,857	(3)	$512,257
Chairman of the Board,	2009	$260,000		$104,000	-	$32,164	(4)	$396,164
and Chief Executive Officer

David P. Tusa	2010	$251,041	(5)	-	$407,272	$11,383	(6)	$668,655
President	2009	$250,000		$100,000	$87,000	$11,982	(7)	$448,982

Claude Dance	2010	$200,000		-	$89,750	$6,722	(8)	$296,472
Sr. Vice President	2009	$200,000		$50,000	$87,000	$2,500	(9)	$339,500
Sales & Marketing

Notes:

(1)	Bonuses are reported for the fiscal year earned even if paid in the following fiscal year.
(2)
As required by SEC rules, amounts in this column represent the aggregate grant date value of stock-based compensation expense as required by FASB ASC Topic 718 Stock Based Compensation. The assumptions used to determine the aggregate grant date value can be found in the Company’s Form 10-K under the Notes to the Consolidated Financial Statements - Note 2. Summary of Significant Accounting Policies.

(3)	Amount represents Company-paid medical-related insurance premiums of $20,934 and Company-paid vehicle expenses of $15,923.
(4)	Amount represents Company-paid medical insurance premiums of $16,960 and Company-paid vehicle related expenses of $15,202.
(5)
Mr. Tusa was appointed President of the Company in June 2010. Previously he served as Executive Vice President, Chief Financial Officer and Business Development of the Company. In conjunction with his appointment as President of the Company, Mr. Tusa’s base salary increased from $250,000 to $275,000 effective June 14, 2010. He is standing for election to the Board at the Annual Meeting in conjunction with his promotion to Chief Executive Officer upon Dr. Kunik’s retirement effective September 30, 2010.

(6)	Amount represents Company-paid medical-related insurance premiums of $9,240 and Company-paid 401(k) matching funds of $2,143.
(7)	Amount represents Company-paid medical-related insurance premiums of $9,240 and Company-paid 401(k) matching funds of $2,741.
(8)	Amount represents Company-paid medical-related insurance premiums of $4,620 and Company paid 401(k) matching funds of $2,102.
(9)	Amount represents Company-paid 401(K) matching funds.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the outstanding options held by the Executive Officers as of June 30, 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Dr. Burton J. Kunik	60,000(1)	-	$8.50	7/28/2016

David P. Tusa	14,103(2)	-	$0.95	10/8/2011
	50,000(3)	-	$0.60	8/22/2012
	100,000(4)	-	$2.10	11/6/2015
	-	60,000(5)	$8.50	7/28/2016
	-	100,000(6)	$4.45	6/14/2017

Claude Dance	1,237(7)	8,333(8)	$3.01	12/24/2014
	25,000(9)	25,000(10)	$2.40	3/26/2015
	-	25,000(11)	$8.50	7/28/2016

Diana P. Diaz	-	50,000(12)	$4.45	6/14/2017
Khairan “Al” Aladwani	8,333(13)	8,333(14)	$2.80	6/23/2015
	-	20,000(15)	$8.50	7/28/2016

Notes:

(1)
Represents the vested portion of the option to purchase 60,000 shares granted to Dr Kunik on July 28,2009. On September 7, 2010, Dr. Kunik announced his retirement from the Company effective September 30, 2010 and that he would not stand for reelection at the Annual Meeting. In conjunction with the Separation Agreement between the Company and Dr. Kunik dated September 7, 2010, all 60,000 options vested immediately effective September 30, 2010.

(2)	Represents the vested portion of the outstanding option to purchase 14,103 shares granted to Mr. Tusa on October 8, 2004.
(3)	Represents the vested portion of the option to purchase 50,000 shares granted to Mr. Tusa on August 22, 2005.
(4)	Represents the vested portion of the option to purchase 100,000 shares granted to Mr. Tusa on November 6, 2008.
(5)	Represents the unvested portion of the option to purchase 60,000 shares granted to Mr. Tusa on July 28,2009. This option vests over three years beginning July 28, 2010.
(6)
Represents the unvested portion of the option to purchase 100,000 shares granted to Mr. Tusa on June 14, 2010. This option grant is in conjunction with Mr. Tusa’s appointment as President of the Company on June 14, 2010. This option vests over three years beginning June 14, 2011.

(7)	Represents the vested portion of the outstanding option to purchase 9,570 shares granted to Mr. Dance on December 24, 2007.
(8)	Represents the unvested portion of the outstanding option to purchase 9,570 shares granted to Mr. Dance on December 24, 2007. This option vests on December 24, 2014.
(9)	Represents the vested portion of the outstanding option to purchase 50,000 shares granted to Mr. Dance on March 26, 2008.
(10)	Represents the unvested portion of the outstanding option to purchase 50,000 shares granted to Mr. Dance on March 26, 2008. This option vests on March 26, 2011.

(11)	Represents the unvested portion of the option to purchase 25,000 shares granted to Mr. Dance on July 28, 2009. This option vests over three years beginning on July 28, 2011.
(12)
Represents the unvested portion of the option to purchase 50,000 shares granted to Ms. Diaz on June 14, 2010. This option grant is in conjunction with Ms. Diaz’s appointment to Vice President and Chief Financial Officer of the Company on June 14, 2010. This option vests over three years beginning June 14, 2011.

(13)	Represents the vested portion of the outstanding option to purchase 16,666 shares granted to Mr. Aladwani on June 23, 2008.
(14)	Represents the unvested portion of the outstanding option to purchase 16,666 shares granted to Mr. Aladwani on June 23, 2008. This option vests over three years beginning on June 23, 2011.
(15)	Represents the unvested portion of the option to purchase 20,000 shares granted to Mr. Aladwani on July 28, 2009. This option vests over three years beginning July 28, 2010.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2010 regarding the equity compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2) (a)	Weighted – average exercise price of outstanding options, warrants and rights (3) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holder (1)	821,192	$4.21	105,173

Total	821,192	$4.21	105,173

Notes:

(1)	Represents unexercised stock options issued under the 1993 Sharps Compliance Corp. Stock Plan.
(2)	Includes the effect of 29,565 unvested shares of Restricted Stock issued to directors as the equity portion of their annual compensation.
(3)	Weighted average exercise price excludes effect of 29,565 Restricted Shares.

EMPLOYEE BENEFIT PLANS

Sharps Compliance Corp. 1993 Stock Plan

General. Effective November 16, 1993, the stockholders of the Company approved the 1993 Stock Plan. Under the Stock Plan, (a) employees of the Company and any subsidiary of the Company may be awarded incentive stock options ("ISOs"), as defined in Section 422A(b) of the Internal Revenue Code and (b) employees, consultants and affiliates or any other person or entity, as determined by the Administrator to be in the best interests of the Company, may be granted (i) stock options which do not qualify as ISOs ("Non-qualified Options"), (ii) awards of stock in the Company ("Awards"), (iii) stock appreciation rights ("SARs") in conjunction with, or independently of, options granted thereunder, (iv) performance awards in the form of units ("Units") representing phantom shares of stock, (v) non-employee director options and (vi) opportunities to make direct purchases of stock in the Company

("Purchases"). ISOs and Non-qualified Options are collectively referred to as "Options," and together with Awards, SARs, Units, Purchases and non-employee director options are collectively referred to as "Stock Rights."

Shares Subject to the 1993 Stock Plan. The 1993 Stock Plan currently authorizes the issuance of up to 4,000,000 shares. At September 27, 2010, 105,173 shares are available for issuance under the 1993 Stock Plan. If any Stock Right granted under the Stock Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares.

Administration. The 1993 Stock Plan is administered by the Board of Directors (the "1993 Administrator"). Subject to the terms of the 1993 Stock Plan, the 1993 Administrator has the authority to determine the persons to whom Stock Rights (except non-employee director options) shall be granted, the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each option granted shall be an ISO or a Non-qualified Option, whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by the 1993 Administrator of the 1993 Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board, be final. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. There is no price requirement for Non-qualified Stock Options. In no event may the aggregate fair market value (determined on the date of the grant of an ISO) of Common Stock for which ISOs granted to any employee under the 1993 Stock Plan are exercisable for the first time by such employee during any calendar year exceed $100,000. The 1993 Stock Plan further directs the 1993 Administrator to set forth provisions in Option agreements regarding the exercise and expiration of Options according to stated criteria. The 1993 Administrator oversees the methods of exercise of Options, with attention being given to compliance with appropriate securities laws and regulations. The 1993 Stock Plan permits the use of already owned Common Stock as payment for the exercise price of Stock Rights.

Eligibility for Granting of Stock Rights. ISOs may be granted under the 1993 Stock Plan only to employees of the Company. Non-qualified Options, SARs and Units may be granted to any officer, employee, consultant or affiliate of the Company, or any other person or entity, as determined by the 1993 Administrator to be in the best interests of the Company.

Awards. Restricted stock awards may be granted under the 1993 Stock Plan at the discretion of the 1993 Administrator. The grantee purchases the number of shares subject to the Award, usually for a nominal price such as the par value. The shares, however, are held in escrow and may not be sold until they are vested in accordance with the terms of the grant, such as continued employment for a specific period of time, accomplishment by the Company of certain goals, or a combination of criteria. Upon termination of the Award, all unvested shares are repurchased by the Company for the same nominal purchase price originally paid for the stock. The Company issues Awards to non-employee Directors as partial compensation for service to be provided on the Board (see Non-Employee Board of Director Compensation Policy above).

Stock Appreciation Rights. Options (except non-employee director options) granted under the 1993 Stock Plan may be granted in tandem with SARs ("tandem SARs") or independently of and not in tandem with an Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as specified in the grant. Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-qualified Option may be granted either at or after the time such Option is granted. As of June 30, 2010, the Company had not granted any SARs under the 1993 Stock Plan.

A tandem SAR is the right of an optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share on the date which such SAR is exercised over the option price per share as provided in the related underlying Option. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under the 1993 Stock Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially unexercisable and fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised, and vice versa.

A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any Options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

Units. The 1993 Stock Plan provides that performance awards in the form of Units may be granted either independently of or in tandem with a Stock Right, except that such Units shall not be granted in tandem with ISOs. Units granted shall be based on various performance factors and have such other terms and conditions at the discretion of the 1993 Administrator. As of June 30, 2010, the Company had not granted any Units under the Stock Plan.

Termination and Amendment of the Stock Plan. The Board of Directors may terminate or amend the 1993 Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval under the provisions of the Internal Revenue Code and related regulations relating to ISOs or under Rule16b-3 will be effective without approval of stockholders as required and within the times set by such rules. The Board has proposed the 2010 Stock Plan which would replace the 1993 Stock Plan if approved by the shareholders at the 2010 Annual Meeting. Proposal Two (2) details the material features of the 2010 Stock Plan.

EXECUTIVE INCENTIVE COMPENSATION PLAN

The Compensation Committee of the Board of Directors (“Committee”) of the Company has adopted its Executive Incentive Compensation Plan effective for the fiscal year ended June 30, 2010 and 2011.  The Executive Incentive Compensation Plan (the “Plan”) is designed to allow eligible executive full-time employees to share in achievements based on attainment of pre-established Company financial performance as well as achievement of individual goals.  The Plan is designed to motivate and reward eligible participants whose performance is considered by the Committee to be critical and integral to the overall success of the Company.

Eligibility and Plan Year

Plan eligibility is determined by the Committee. For the fiscal years ending June 30, 2010 and 2011 participation in the Plan is limited to the Company’s Chief Executive Officer, Chief Financial Officer and Senior Vice President of Sales and Marketing. The Committee may, at its sole discretion, add other Company executives as participants to the Plan.

Elements of the Plan

Each eligible participant has a target bonus, calculated as a specified percentage of that executive’s then current annual salary. For the fiscal year ending June 30, 2010 and 2011 the specified percentage of participant’s annual salary is 60% for each of the Chief Executive Officer, Chief Financial Officer and Senior Vice President of Sales and Marketing. The bonus amount will be computed based upon achievement of goals in three categories:  (1) positioning the Company for future growth, (2) the achievement of fiscal year budgeted earnings and (3) achievement of fiscal year budgeted revenues.

Individual Performance Element (determines 25% of target bonus)

The computation of this portion of the target bonus will be based upon accomplishments of the Company and the executive participants designed to position the Company for future growth. The Committee will review accomplishments prepared by executive participants and determine achievement of the goal in their sole discretion.

Earnings Performance Element (determines 25% of target bonus)

Achievement of this element will be based upon the Company meeting the budgeted net earnings goal for the respective fiscal year.

Revenue Performance Element (determines 50% of target bonus)

Achievement of this element will be based upon the Company meeting the budgeted consolidated revenue goal for the respective fiscal year.

With respect to the Senior Vice President of Sales and Marketing one-half of this element will be based upon achievement by the Company of its budgeted revenue goal for its Core Business (excludes MWMS-related revenues) and one-half based upon achievement by the Company of its budgeted revenue goal for the consolidated revenues of the Company.

In addition to the above, executive participants will recommend to the Committee a fiscal year bonus pool for non-executive employees.

Eligibility and Payments to Participants

The participant must be an active, full-time employee of the Company on the last day of the fiscal year for which the incentive award is earned to be entitled to the bonus.

Awards shall be paid in cash less applicable taxes, no later than five (5) days after the public release of the Company’s annual fiscal year end financial results or such earlier date as deemed appropriate by the Committee.

The Plan, as set forth in this document, represents the general guidelines the Committee presently intends to utilize to determine executive incentive compensation.  If, however, at the sole discretion of the Committee, the Company’s best interest is served by applying different guidelines in special or for unusual circumstances, it reserves the right to do so. The Committee reserves the right to amend or discontinue this Plan at any time in the best interests of the Company and its shareholders.  Without in anyway limiting the foregoing rights of the Company, should a material business event, significant customer contract, acquisition, disposition or change in control occur during the Plan period, the Committee reserves the right to amend or supplement the Plan following such event in such manner as the Committee, in its sole discretion, deems appropriate.

The Committee shall have full power and authority to interpret and administer the Plan and shall be the sole arbiter of all manners of interpretation and application of the Plan and the Committee’s determination shall be final.  Any inconsistencies that may occur between the Plan provisions and the calculation of the incentive results will be interpreted and resolved on an individual basis by the Committee.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

The Company entered into an employment agreement with Dr. Burton J. Kunik on December 11,

2002 which became effective January 1, 2003. This agreement provided for a two-year term, unless terminated as provided therein, an annual salary of $200,000 and an incentive bonus at the discretion of the Compensation Committee.  In conjunction with the execution of the Agreement in December 2002, Dr. Kunik received a cash bonus in the amount of $80,000.  The Company entered into a new employment agreement with Dr. Kunik on November 29, 2004 (effective December 1, 2004).  This agreement superseded the agreement dated December 11, 2002 noted above.  This agreement provides for a three-year term, unless terminated as provided therein, an annual salary of $200,000 and an incentive bonus at the discretion of the Compensation Committee. The agreement automatically renewed on December 1, 2007 for a two (2) year period (i.e. through December 1, 2009) and also automatically renewed for a two (2) year period on December 31, 2009 (i.e., through December 31, 2011).  On November 15, 2007, the Compensation Committee of the Board of Directors approved an increase in Dr. Kunik’s annual salary to $260,000 effective December 31, 2007.

On September 7, 2010, the Company announced the retirement of Dr. Kunik as the Company’s Chief Executive Officer, effective September 30, 2010, and that he would not stand for reelection to the Board of Directors at the Annual Meeting. Dr. Kunik and the Company entered into agreement dated September 7, 2010 which outlined the terms of Dr. Kunik’s separation (the “Separation Agreement”). Under the Separation Agreement, the Company’s Board of Directors’ determined that Dr. Kunik is entitled to, (i) a cash payment of $477,314 (payable $68,188 on September 30, 2010 and $409,126 on April 1, 2011) in exchange for cancellation of Dr. Kunik’s current employment agreement dated November 29, 2004 which was scheduled to expire under its own terms in December 2011, (ii) acceleration of the vesting of 40,000 shares held by Dr. Kunik at September 30, 2010, and (iii) “piggyback” rights with respect  any public offering by the Company through September 30, 2012. The Separation Agreement also includes customary confidentiality, non-compete and release provisions.

On September 7, 2010, the Company and Dr. Kunik entered into a consulting agreement, whereby Dr. Kunik will provide certain consulting services to the Company during the term from October 1, 2010 through September 30, 2011. Dr. Kunik will be paid a monthly amount of $10,000 (in arrears) for services provided.

Effective September 30, 2010, the Company appointed David. P. Tusa as Chief Executive Officer. On June 14, 2010, the Company promoted Mr. Tusa to President and amended his employment agreement to reflect an increase in annual base salary to $275,000. Prior to the June 14, 2010 amendment, Mr. Tusa’s employment agreement, originally dated July 14, 2003, reflected his initial position with the Company as Executive Vice President, Chief Executive Officer and Business Development and periodic salary revisions through August 19, 2005 to a level of $250,000. The agreement expires one year from its effective date, subject to automatic annual extensions. The employment agreement further provides that if the Company terminates the employment of Mr. Tusa without cause any time during the term, Mr. Tusa would be entitled to severance equal to twelve (12) month's salary, plus a pro-rata portion of any earned bonus. Additionally, Mr. Tusa would be entitled to continuation of all employee benefits until the earlier of the end of the severance period or employment with another organization.

The Company entered into an employment agreement to promote Claude Dance to Senior Vice President of Sales and Marketing, on December 26, 2007. The employment agreement provides for a base salary of $200,000.   The employment agreement further provides for severance of six (6) months should Mr. Dance be terminated without cause. In connection with his employment, the Company and Mr. Dance entered into a Non-Competition and Confidentiality Agreement.

The Company entered into an employment agreement with Diana P. Diaz as the Company’s Vice President and Chief Financial Officer. The employment agreement provides for a base salary of $175,000. Ms. Diaz was awarded a non-qualified stock option to purchase 50,000 shares of the Company’s Common Stock (issued under the 1993 Stock Plan) on June 14, 2010. The options are scheduled to vest at a rate of 33.3% per year at each of the first three anniversary dates of Ms. Diaz’s employment agreement, expiring on the seventh anniversary date of Ms. Diaz’s employment agreement. The employment agreement further provides for severance of three (3) months salary should Ms. Diaz be terminated without cause. In connection with her employment, the Company and Ms. Diaz entered into a Non-Competition and Confidentiality Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Paragraph 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company during the fiscal year ended June 30, 2010, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

STOCKHOLDERS' PROPOSALS FOR THE 2011 ANNUAL MEETING

Any proposals of holders of Common Stock intended to be presented pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") at the Annual Meeting of Stockholders to be held in 2011 must be received by the Company, addressed to the Corporate Secretary of the Company at 9220 Kirby Drive, Suite 500, Houston, Texas 77054, by June 24, 2011 to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting. After June 24, 2011, notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2011 Annual Meeting of Stockholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Individuals may communicate with the Company’s Board by submitting a letter addressed to the member or members of the Board to whom the communication is directed, care of the Company’s Corporate Secretary, Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054.  All such communications, other than unsolicited commercial solicitations or communications will be forwarded to the appropriate director or directors for review.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above.  However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

The cost of preparing, assembling and mailing this proxy-soliciting material is paid by the Company.  In addition to solicitation by mail, the Company’s directors, officers and employees may solicit proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record, for the forwarding of solicitation materials to be beneficial owners thereof.  The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

By order of the Board of Directors

David P. Tusa
Corporate Secretary

Houston, Texas
October 12, 2010

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE SELF-ADDRESSED ENVELOPE.

EXHIBIT A

SHARPS COMPLIANCE CORP.
2010 STOCK PLAN
(As Adopted September 14, 2010)

SHARPS COMPLIANCE CORP.
2010 STOCK PLAN

ARTICLE I	ESTABLISHMENT, PURPOSE AND DURATION	A-1
1.1	Establishment	A-1
1.2	Purpose of the Plan	A-1
1.3	Duration of Plan	A-1

ARTICLE II	DEFINITIONS	A-1
2.1	“Affiliate”	A-1
2.2	“Award”	A-1
2.3	“Award Agreement”	A-1
2.4	“Beneficial Owner”	A-2
2.5	“Board”	A-2
2.6	“Cash-Based Award”	A-2
2.7	“Change in Control of the Company”	A-2
2.8	“Code”	A-2
2.9	“Committee”	A-2
2.1	“Company”	A-2
2.11	“Corporate Change”	A-2
2.12	“Covered Employee”	A-2
2.13	“Director”	A-2
2.14	“Disability”	A-2
2.15	“Dividend Equivalent”	A-3
2.16	“Effective Date”	A-3
2.17	“Employee”	A-3
2.18	“Exchange Act”	A-3
2.19	“Fair Market Value”	A-3
2.2	“Fiscal Year”	A-3
2.21	“Holder”	A-3
2.22	“Incentive Stock Option” or “ISO”	A-3
2.23	“Insider”	A-3
2.24	“Mature Shares”	A-4
2.25	“Minimum Statutory Tax Withholding Obligation”	A-4
2.26	“Nonqualified Stock Option” or “NQSO”	A-4
2.27	“Option”	A-4
2.28	“Option Price”	A-4
2.29	“Other Stock-Based Award”	A-4
2.3	“Parent Corporation”	A-4
2.31	“Period of Restriction”	A-4
2.32	“Permissible under Section 409A”	A-4
2.33	“Plan”	A-4
2.34	“Restricted Stock”	A-4
2.35	“Restricted Stock Award”	A-4
2.36	“RSU”	A-4
2.37	“RSU Award”	A-4
2.38	“Section 409A”	A-4
2.39	“Separation from Service”	A-4
2.4	“Stock”	A-5
2.41	“Subsidiary Corporation”	A-5
2.42	“Substantial Risk of Forfeiture”	A-5
2.43	“Ten Percent Stockholder”	A-5

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ARTICLE III	ELIGIBILITY	A-5

ARTICLE IV	GENERAL PROVISIONS RELATING TO AWARDS	A-5
4.1	Authority to Grant Awards; Dedicated Shares; Maximum Awards	A-5
4.2	Shares That Count Against Limit	A-6
4.3	Non-Transferability	A-6
4.4	Requirements of Law	A-6
4.5	Changes in the Company’s Capital Structure	A-7
4.6	Election Under Section 83(b) of the Code	A-9
4.7	Forfeiture for Cause	A-9
4.8	Forfeiture Events	A-10
4.9	Award Agreements	A-10
4.1	Amendments of Award Agreements	A-10
4.11	Rights as Stockholder	A-10
4.12	Issuance of Shares of Stock	A-10
4.13	Restrictions on Stock Received	A-10
4.14	Compliance With Section 409A	A-10
4.15	Date of Grant	A-11
4.16	Source of Shares Deliverable Under Awards	A-11

ARTICLE V	OPTIONS	A-11
5.1	Authority to Grant Options	A-11
5.2	Type of Options Available	A-11
5.3	Option Agreement	A-11
5.4	Option Price	A-11
5.5	Duration of Option	A-11
5.6	Amount Exercisable	A-12
5.7	Exercise of Option	A-12
5.8	Transferability–Incentive Stock Options	A-14
5.9	Notification of Disqualifying Disposition	A-14
5.1	No Rights as Stockholder	A-14
5.11	$100,000 Limitation on ISOs	A-14
5.12	Separation from Service	A-15

ARTICLE VI	RESTRICTED STOCK AWARDS	A-15
6.1	Restricted Stock Awards	A-15
6.2	Restricted Stock Award Agreement	A-15
6.3	Holder’s Rights as Stockholder	A-15

ARTICLE VII	RESTRICTED STOCK UNIT AWARDS	A-15
7.1	Authority to Grant RSU Awards	A-15
7.2	RSU Award	A-16
7.3	RSU Award Agreement	A-16
7.4	Dividend Equivalents	A-16
7.5	Form of Payment Under RSU Award	A-16
7.6	Time of Payment Under RSU Award	A-16
7.7	Holder’s Rights as Stockholder	A-16

ARTICLE VIII	OTHER STOCK-BASED AWARDS	A-16
8.1	Authority to Grant Other Stock-Based Awards	A-16
8.2	Value of Other Stock-Based Award	A-16

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8.3	Payment of Other Stock-Based Award	A-16
8.4	Separation from Service	A-16
8.5	Time of Payment of Other Stock-Based Award	A-17

ARTICLE IX	CASH-BASED AWARDS	A-17
9.1	Authority to Grant Cash-Based Awards	A-17
9.2	Value of Cash-Based Award	A-17
9.3	Payment of Cash-Based Award	A-17
9.4	Time of Payment of Cash-Based Award	A-17
9.5	Separation from Service	A-17

ARTICLE X	SUBSTITUTION AWARDS	A-17

ARTICLE XI	ACCELERATION OF VESTING FOR CERTAIN AWARDS
	ON CHANGE IN CONTROL OF THE COMPANY	A-18
11.1	Vesting on Change in Control of the Company	A-18
11.2	Definitions	A-18

ARTICLE XII	ADMINISTRATION	A-19
12.1	Awards	A-19
12.2	Authority of the Committee	A-19
12.3	Decisions Binding	A-20
12.4	No Liability	A-20

ARTICLE XIII	AMENDMENT OR TERMINATION OF PLAN	A-20
13.1	Amendment, Modification, Suspension, and Termination	A-20
13.2	Awards Previously Granted	A-21

ARTICLE XIV	MISCELLANEOUS	A-21
14.1	Unfunded Plan/No Establishment of a Trust Fund	A-21
14.2	No Employment Obligation	A-21
14.3	Tax Withholding	A-21
14.4	Indemnification of the Committee	A-22
14.5	Gender and Number	A-22
14.6	Severability	A-22
14.7	Headings	A-22
14.8	Other Compensation Plans	A-22
14.9	Retirement and Welfare Plans	A-22
14.1	Other Awards	A-23
14.11	Successors	A-23
14.12	Law Limitations/Governmental Approvals	A-23
14.13	Delivery of Title	A-23
14.14	Inability to Obtain Authority	A-23
14.15	Investment Representations	A-23
14.16	Persons Residing Outside of the United States	A-23
14.17	Arbitration of Disputes	A-23
14.18	No Fractional Shares	A-23
14.19	Governing Law	A-24

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SHARPS COMPLIANCE CORP.
2010 STOCK PLAN

(As Adopted September 14, 2010)

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment.  The Company hereby establishes an incentive compensation plan, to be known as the “Sharps Compliance Corp. 2010 Stock Plan”, as set forth in this document.  The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, RSUs, Other Stock-Based Awards and Cash-Based Awards.  The Plan is effective as of September 14, 2010 (the “Effective Date”), provided that the Company’s stockholders approve the adoption of the Plan within 12 months after the date of adoption of the Plan by the Board.

1.2 Purpose of the Plan.  The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its Affiliates.

1.3 Duration of Plan.  The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1.  No Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.  The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

ARTICLE II

DEFINITIONS

Each word and phrase defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate”. means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.  For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or comparable individuals of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 “Award”. means, individually or collectively, a grant under the Plan of an Incentive Stock Option, a Nonqualified Stock Option, Restricted Stock, a RSU, an Other Stock-Based Award or a Cash-Based Award, in each case subject to the terms and provisions of the Plan.

2.3 “Award Agreement”. means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.4 “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5  “Board”. means the board of directors of the Company.

2.6 “Cash-Based Award”. means an Award granted pursuant to Article IX.

2.7 “Change in Control of the Company” shall have the meaning ascribed to that term in Section 11.2(a).

2.8 “Code”. means the United States Internal Revenue Code of 1986, as amended from time to time.

2.9 “Committee”. means the Compensation Committee of the Board or, if the Compensation Committee of the Board chooses to delegate it duties, a committee of at least two persons who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board to administer the Plan.  Each member of the Committee in respect of his or her participation in any decision with respect to an Award to a Covered Employee that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 of the General Rules and Regulations under the Exchange Act, the requirements of Rule 16b-3(d)(1) of the General Rules and Regulations under the Exchange Act  with respect to committee action must also be satisfied.

2.10 “Company”. means Sharps Compliance Corp., a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.11 “Corporate Change”. shall have the meaning ascribed to that term in Section 4.5(c).

2.12 “Covered Employee”. means an Employee who is a “covered employee,” as defined in section 162(m) of the Code and the regulations and other guidance promulgated by the United States Department of Treasury and/or the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

2.13 “Director”. means a director of the Company who is not an Employee.

2.14 “Disability”. means as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him or her to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.15 “Dividend Equivalent”. means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.16 “Effective Date” shall have the meaning ascribed to that term in Section 1.1.

2.17 “Employee”. means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act.

2.19 “Fair Market Value” of the Stock as of any particular date means,

(a) if the Stock is traded on a stock exchange,

(i) and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

(ii) and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Stock is traded; or

(b) if the Stock is traded in the over-the-counter market,

(i) and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

(ii) and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

2.20 “Fiscal Year”. means the calendar year.

2.21 “Holder”. means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

2.22 “Incentive Stock Option” or “ISO”. means an option to purchase Stock granted pursuant to Article V that is designated as an incentive stock option and that is intended to satisfy the requirements of section 422 of the Code.

2.23 “Insider”. shall mean an individual who is, on the relevant date, an officer, a Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.24 “Mature Shares” means shares of Stock that the Holder has held for at least six months.

2.25  “Minimum Statutory Tax Withholding Obligation”. means, with respect to an Award, the amount the Company, an Affiliate or other subsidiary is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.26 “Nonqualified Stock Option” or “NQSO”. means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code.

2.27 “Option”. means an Incentive Stock Option or a Nonqualified Stock Option.

2.28 “Option Price”. shall have the meaning ascribed to that term in Section 5.4.

2.29 “Other Stock-Based Award”. means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article VIII.

2.30 “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.31 “Period of Restriction”. means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VI.

2.32 “Permissible under Section 409A”. means with respect to a particular action (such as, the grant, payment, vesting, settlement or deferral of an amount or award under the Plan) that such action shall not subject the compensation at issue to the additional tax or interest applicable under Section 409A.

2.33 “Plan”. means the Sharps Compliance Corp. 2010 Stock Plan, as set forth in this document as it may be amended from time to time.

2.34 “Restricted Stock”. means shares of restricted Stock issued or granted under the Plan pursuant to Article VI.

2.35 “Restricted Stock Award”. means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.36 “RSU”. means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VII.

2.37 “RSU Award”. means an Award granted pursuant to Article VII.

2.38 “Section 409A”. means section 409A of the Code and the regulations and other guidance promulgated by the United States Department of Treasury and/or the United States Internal Revenue Service under section 409A of the Code, or any successor statute.

2.39 “Separation from Service”. means, except as otherwise provided in the case of an ISO in the following sentence of this Section 2.39, in the case of an Award that is exempt from the application of the requirements of Section 409A, the termination of the Award recipient’s employment or service relationship with the Company and all Affiliates as determined by the Committee and in the case of an Award that is not exempt from the application of the requirements of Section 409A the termination of the Award recipient’s employment or service relationship with the Company and all Affiliates as determined under Section 409A.  “Separation from Service” means, in the case of an ISO, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

2.40 “Stock” means the common stock of the Company, $0.01 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.41 “Subsidiary Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.42 “Substantial Risk of Forfeiture”. shall have the meaning ascribed to that term in Section 409A.

2.43 “Ten Percent Stockholder”. means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation.  An individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III

ELIGIBILITY

The persons who are eligible to receive Awards under the Plan are Employees and Directors, provided, however, that only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.  Awards other than ISOs may also be granted to a person who is expected to become a key Employee within six months.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards; Dedicated Shares; Maximum Awards.  The Committee may grant Awards to those Employees and Directors as the Committee shall from time to time determine, under the terms and conditions of the Plan.  Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

(a) The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 1,000,000.

(b) The aggregate number of shares of Stock with respect to which ISOs may be granted under the Plan is equal to 1,000,000.

(c) The maximum number of shares of Stock with respect to which ISOs may be granted to an Employee during a Fiscal Year is 250,000.  The maximum number of shares of Stock with respect to which NQSOs may be granted to an Employee during a Fiscal Year is 250,000.

(d) Each of the foregoing numerical limits stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.5.

4.2 Shares That Count Against Limit.

(a) To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

(b) If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(c) If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(d) The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Stock or credited as additional Restricted Stock, Restricted Stock Units, or other Stock-Based Awards.

4.3 Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her.  Any attempted assignment of an Award in violation of this Section shall be null and void.  In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4 Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority.  Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.  The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class or series and per share price of Stock subject to outstanding Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Award in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Awards remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary to reflect such Corporate Change).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the Award before and after the Corporate Change.

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this

Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award.  In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his or her Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Awards.

4.6 Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company or his delegate.  Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company or his delegate may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7 Forfeiture for Cause.  Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his or her Separation from Service (a) committed a felony or a crime including fraud, embezzlement or any other material act of dishonesty or criminal action in the course of his or her employment by the Company or an Affiliate which conduct significantly damaged the Company or an Affiliate; (b) substantially and repeatedly failed to perform duties of the office held by the Holder as reasonably directed by the Company or an Affiliate, (c) committed gross negligence or willful misconduct with respect to the Company or an Affiliate; (d) committed a material breach of any employment agreement between the Holder and the Company or an Affiliate as applicable; (e) failed, within ten (10) days after receipt by the Holder of written notice thereof from the Company or an Affiliate, to correct, cease or otherwise alter any failure to comply with instructions or other action or omission which the Board reasonably believes does or may materially or adversely affect the Company’s or an Affiliate’s business or operations, (f) committed misconduct which is of such a serious or substantial nature that a reasonable likelihood exists that such misconduct will materially injure the reputation of the Company or an Affiliate, (g) committed a material violation of the Company’s policies that is not cured within ten (10) days after receipt of written notice thereof from the Company or the Affiliate, (h) misappropriated funds or assets of the Company or an Affiliate for personal use or willfully violated the Company policies or standards of business conduct as determined in good faith by the Board, (i) failed, due to some action or inaction on the part of the Holder, to have immigration status that permits the Holder to maintain full-time employment with the Company or an Affiliate in the United States in compliance with all applicable immigration law, (j) disclosed trade secrets, including but not limited to customer data, of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company.  The findings and decision of the Committee or the Board, if applicable, with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes.  No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8 Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, Separation from Service for cause, Separation from Service for any other reason, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9 Award Agreements.  Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan.  The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee.  The Award Agreement may specify the effect of a change in control of the Company on the Award.  The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

4.10 Amendments of Award Agreements.  The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan or necessary to implement the requirements of the Plan.  However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent.  Except as specified in Section 4.5(b), the Committee may not directly or indirectly lower the exercise price of a previously granted Option.

4.11 Rights as Stockholder.  A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, an RSU or an Other Stock-Based Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.12 Issuance of Shares of Stock.  Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.13 Restrictions on Stock Received.  The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

4.14 Compliance With Section 409A.  Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A.  The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent.  If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder.  The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.

4.15 Date of Grant.  The date on which an option is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.  If the corporate action contemplates an immediate offer of stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately.  If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

4.16 Source of Shares Deliverable Under Awards.  Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

ARTICLE V

OPTIONS

5.1 Authority to Grant Options.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine; provided that ISOs may be granted only to eligible Employees of the Company or of any Parent Corporation or Subsidiary Corporation (as permitted by section 422 of the Code and the regulations thereunder).

5.2 Type of Options Available.  Options granted under the Plan may be NQSOs or ISOs.

5.3 Option Agreement.  Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) subject to the provisions of Article XI, the exercise restrictions, if any, applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.  Notwithstanding the designation of an Option as an ISO in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.11 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO.  An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.4 Option Price.  The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date the ISO is granted.  Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5 Duration of Option.  An Option shall not be exercisable after the earlier of (a) the general term of the Option specified in the applicable Award Agreement (which shall not exceed seven (7) years, or, in the case of a Ten Percent Stockholder, no ISO shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (b) the period of time specified herein that follows the Holder’s Separation from Service.

(a) General Term of Option.  Unless the Award Agreement specifies a shorter general term, an Option shall expire on the seventh anniversary of the date the Option is granted.  Notwithstanding the foregoing, unless the Award Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

(b) Early Termination of Option Due to Separation from Service Other Than for Death or Disability.  Except as may be otherwise expressly provided by the Committee in an Award Agreement, an Option shall terminate on the earlier of (i) the date of the expiration of the general term of the Option or (ii) the date that is three months after the date of the Holder’s Separation from Service, whether with or without cause, for any reason other than the death or Disability of the Holder, during which period the Holder shall be entitled to exercise the Option in respect of the number of shares of Stock that the Holder would have been entitled to purchase had the Holder exercised the Option on the date of such Separation from Service.  The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Holder and the Company and all Affiliates.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, if an Holder has an authorized leave of absence from employment with the Company, a Parent Corporation or a Subsidiary Corporation that exceeds 90 days and the Holder’s right to reemployment is not guaranteed by either statute or contract, the Holder will be deemed to incur a Termination of Employment on the 91st day of such leave.

(c) Early Termination of Option Due to Death.  Unless the Committee specifies otherwise in the applicable Award Agreement, in the event of the Holder’s Separation from Service due to death before the date of expiration of the general term of the Option, the Holder’s Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Holder’s death, during which period the Holder’s executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Holder would have been entitled to purchase had the Holder exercised the Option on the date of his death.

(d) Early Termination of Option Due to Disability. Unless the Committee specifies otherwise in the applicable Award Agreement, in the event of the Separation from Service due to Disability before the date of the expiration of the general term of the Option, the Holder’s Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Separation from Service due to Disability, during which period the Holder shall be entitled to exercise the Option in respect of the number of shares of Stock that the Holder would have been entitled to purchase had the Holder exercised the Option on the date of such Separation from Service.

5.6 Amount Exercisable.  Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.  Unless the Holder’s applicable Award Agreement specifies otherwise, an Option shall not continue to vest after the Holder’s Separation from Service for any reason.

5.7 Exercise of Option.

(a) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (i) that the Holder wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised and (iii) the address to which a stock certificate, if any, representing such shares of Stock should be mailed or delivered, or the account to which the shares of Stock represented by book or electronic entry should be delivered.  Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price (and all applicable federal, state, local and foreign withholding taxes described in Section 14.3) by any combination of the following: (w) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (x) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (y) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (z) except as specified below, any other form of payment which is acceptable to the Committee.  If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Holder to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Holder may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Holder that represent a number of shares of stock legally and beneficially owned by such Holder (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier’s check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess.  Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Holder, together with notice by the Company or its delegate to such Holder of the refusal of the Committee to accept such shares of Stock.  If, at the expiration of seven business days after the delivery to such Holder of such written notice from the Company or its delegate, such Holder shall not have delivered to the Company or its delegate a cashier’s check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Holder to the Company or its delegate shall be ineffective to exercise such Option. Whenever an Option is exercised by exchanging shares of Stock owned by the Holder, the Holder shall deliver to the Company or its delegate certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange).  The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b) Issuance of Shares.  Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name.  Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder or shall have transferred to the account designated by the Holder to which the shares of Stock represented by book or electronic entry are to be delivered.

(c) Exercise Through Third-Party Broker.  The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable federal, state, local and foreign tax withholding resulting from such exercise.

(d) Limitations on Exercise Alternatives.  The Committee shall not permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option.  In addition, the Committee shall not permit a Holder to pay such Holder’s Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares.  An Option may not be exercised for a fraction of a share of Stock.

5.8 Transferability–Incentive Stock Options. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all ISOs granted to an Employee under this Article V shall be exercisable during his or her lifetime only by such Employee.

5.9 Notification of Disqualifying Disposition. If any Employee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

5.10 No Rights as Stockholder.  A Holder of an Option shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

5.11 $100,000 Limitation on ISOs.  To the extent that the aggregate Fair Market Value of shares of Stock with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to ISOs under the Plan and Stock subject to ISOs under all other plans of the Company, such Options shall be treated as NQSOs.  For this purpose, the “Fair Market Value” of the shares of Stock subject to Options shall be determined as of the date the Options were awarded.  In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first.  To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an ISO.

5.12 Separation from Service.  Each Award Agreement shall set forth the extent to which the Holder of an Option shall have the right to exercise the Option following the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Award Agreement or the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VI

RESTRICTED STOCK AWARDS

6.1 Restricted Stock Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  The amount of, the vesting (subject to the provisions of Article XI), forfeiture and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion.  If the Committee imposes vesting, forfeiture or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate.  The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

6.2 Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, forfeiture and transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

6.3 Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award.  Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently.  Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock.  During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement.  Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer or agent of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VII

RESTRICTED STOCK UNIT AWARDS

7.1 Authority to Grant RSU Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.  The amount of, the vesting, forfeiture and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion.  The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

7.2 RSU Award.  An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement.  Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

7.3 RSU Award Agreement.  Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability and forfeiture restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

7.4 Dividend Equivalents.  An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

7.5 Form of Payment Under RSU Award.  Payment under an RSU Award shall be made in cash, shares of Stock or any combination thereof, as specified in the applicable Award Agreement.

7.6 Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

7.7 Holder’s Rights as Stockholder.  Each recipient of an RSU Award shall have no rights of a stockholder with respect to the Holder’s RSUs.  A Holder shall have no voting rights with respect to any RSU Awards.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Authority to Grant Other Stock-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

8.2 Value of Other Stock-Based Award.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

8.3 Payment of Other Stock-Based Award.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or any combination thereof, as the Committee determines.

8.4 Separation from Service.  The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.

8.5 Time of Payment of Other Stock-Based Award. A Holder’s payment under an Other Stock-Based Award shall be made at such time as is specified in the applicable Award Agreement.  If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Other Stock-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

ARTICLE IX

CASH-BASED AWARDS

9.1 Authority to Grant Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Cash-Based Award.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

9.3 Payment of Cash-Based Award.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

9.4 Time of Payment of Cash-Based Award. Payment under a Cash-Based Award shall be made at such time as is specified in the applicable Award Agreement.  If a payment under the Award Agreement is subject to Section 409A, the Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Cash-Based Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is Permissible under Section 409A.

9.5 Separation from Service.  The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Separation from Service.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

ARTICLE X

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company.  The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.  If shares of Stock are issued under the Plan with respect to an Award granted under this Article such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

ARTICLE XI

ACCELERATION OF VESTING FOR CERTAIN AWARDS
ON CHANGE IN CONTROL OF THE COMPANY

11.1 Vesting on Change in Control of the Company. Notwithstanding any provision of the Plan to the contrary, in the event of an occurrence of a Change in Control of the Company all then outstanding Options and Restricted Stock Awards granted under the Plan shall become fully vested, and exercisable and all substantial risk of forfeiture restrictions applicable thereto shall lapse.  The effect, if any, of a Change in Control of the Company upon any other Award granted under the Plan shall be determined in accordance with the terms of the applicable Award Agreement issued by the Committee that are applicable to the Award.

11.2 Definitions.

(a) “Change in Control of the Company” means:

(i) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement;

(ii) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, determined in accordance with Rule 13d-3, excluding, however, any securities acquired directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company); however, that for purposes of this clause the term “person” shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Stock organized, appointed or established for, or pursuant to the terms of, any such plan;

(iii) the Continuing Directors cease to constitute a majority of the Company’s Board of Directors;

(iv) consummation of a reorganization, merger or consolidation of, or a sale or other disposition of all or substantially all of the assets of, the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the persons who were the beneficial owners of the Company’s outstanding voting securities immediately prior to such Business Combination beneficially own voting securities of the corporation resulting from such Business Combination having more than 50% of the combined voting power of the outstanding voting securities of such resulting corporation and (B) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were Continuing Directors at the time of the action of the Board of Directors of the Company approving such Business Combination; or

(v) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(b) “Acquiring Person” means any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Acquiring Affiliates and Acquiring Associates of such person, is the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Stock organized, appointed or established for, or pursuant to the terms of, any such plan.

(c) “Acquiring Affiliate” means an “Affiliate” as such term is defined in Rule 12b-2 promulgated under the Exchange Act.

(d) “Acquiring Associate” means an “Associate” as such term is defined in Rule 12b-2 promulgated under the Exchange Act.

(e) “Continuing Director” shall mean any person who is a member of the Board, while such person is a member of the Board, who is not an Acquiring Person or an Acquiring Affiliate or Acquiring Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Acquiring Affiliate or Acquiring Associate, and who (x) was a member of the Board on the Effective Date or (y) subsequently becomes a member of the Board, if such person’s initial nomination for election or initial election to the Board is recommended or approved by a majority of the Continuing Directors.

ARTICLE XII

ADMINISTRATION

12.1 Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board.  The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board.  The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

12.2 Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan.  A majority of the members of the Committee shall constitute a quorum for the transaction of business relating to the Plan or Awards made under the Plan, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.  Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.  No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own willful misconduct.  In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to (a) determine the persons to whom and the time or times at which Awards will be made; (b) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (d) accelerate the time at which any outstanding Award will vest; (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.  As permitted by law and the terms and provisions of the Plan, the Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.  The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

12.3 Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its Affiliates, its stockholders, Holders and the estates and beneficiaries of Holders.

12.4 No Liability.  Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

13.1 Amendment, Modification, Suspension, and Termination.  Subject to Section 13.2, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, cancel a previously granted Option for a payment of cash or other property if the aggregate fair market value of such Award is less than the aggregate Option Price of such Award in the case of an Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

13.2 Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XIV

MISCELLANEOUS

14.1 Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan.  No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14.2 No Employment Obligation.  The granting of any Award shall not constitute an employment or service contract, express or implied, and shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ, or to utilize or continue to utilize the services of, any Holder.  The right of the Company or any Affiliate to terminate the employment of, or the provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or service relationship at any time or for any reason not prohibited by law.

14.3 Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award.  In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Award or the vesting of an Award to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.

The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of or payment under an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein.  If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation.  The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax

Withholding Obligation.  Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 14.3.  The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate.

The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions.  Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

14.4 Indemnification of the Committee.  The Company shall indemnify each past, present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee.  However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of willful misconduct in the performance of his or her duty as a member of the Committee.  In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense.  This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

14.5 Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

14.6 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.7 Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

14.8 Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees or Directors.

14.9 Retirement and Welfare Plans. Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any person under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified)

or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

14.10 Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

14.11 Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

14.12 Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.13 Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

14.14 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

14.15 Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

14.16 Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable -- any subplans and modifications to Plan terms and procedures established under this Section 14.16 by the Committee shall be attached to the Plan document as Appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

14.17 Arbitration of Disputes.  Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted in Houston, Texas pursuant to the arbitration rules of the American Arbitration Association.  The arbitration shall be final and binding on the parties.

14.18 No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14.19 Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the sole and exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE SELF-ADDRESSED ENVELOPE.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SHARPS COMPLIANCE CORP.

			For	With- hold	For All Except

ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 18, 2010		1. PROPOSAL TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.	[ ]	[ ]	[ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		JOHN W. DALTON, RAMSAY GILLMAN, PARRIS H. HOLMES, F. GARDNER PARKER, DAVID P. TUSA AND DR. PHILIP C. ZERRILLO

The undersigned hereby appoint(s) David P. Tusa and Diana P. Diaz, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $0.01 per share, of Sharps Compliance Corp. (the “Company”) held of record by the undersigned at the close of business on September 27, 2010, at the Annual Meeting of Stockholders to be held on November 18, 2010, or any adjournment(s) thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
			For	Against	Abstain
		2. PROPOSAL TO APPROVE THE SHARPS COMPLIANCE CORP. 2010 STOCK PLAN WHICH WOULD REPLACE THE SHARPS COMPLIANCE 1993 STOCK PLAN.	[ ]	[ ]	[ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in themanner directed herein by the undersigned stockholder(s). The Board of Directors recommends that votes be cast FOR the election of the nominees for the Board of Directors and FOR the Sharps Compliance Corp. 2010 Stock Plan and in the discretion of the Proxies with respect to any other matter that is properly presented at the meeting.

Please be sure to date and sign this proxy card in the box below	Date
Please execute this proxy as your name appears hereon. When shares are held by joint tenents, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign above

     Detach above card, sign, date and mail in postage paid envelope provided.

SHARPS COMPLIANCE CORP.

PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE
AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/5284

5284

REVOCABLE PROXY
SHARPS COMPLIANCE CORP.
ANNUAL MEETING OF STOCKHOLDERS
November 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) David P. Tusa and Diana P. Diaz, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $0.01 per share, of Sharps Compliance Corp. (the “Company”) held of record by the undersigned at the close of business on September 27, 2010, at the Annual Meeting of Stockholders to be held on November 18, 2010, or any adjournment(s) thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

     FOLD AND DETACH HERE

SHARPS COMPLIANCE CORP. — ANNUAL MEETING, NOVEMBER 18, 2010

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/5284

You can vote in one of three ways:
1.	Call toll free 1-888-216-1312 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/smed and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

5284

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SHARPS COMPLIANCE CORP.	Annual Meeting of Stockholders NOVEMBER 18, 2010

	For	Withhold All	For All Except		For	Against	Abstain
1. PROPOSAL TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THE ELECTION AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS.	[ ]	[ ]	[ ]	2. PROPOSAL TO APPROVE THE SHARPS COMPLIANCE CORP. 2010 STOCK PLAN WHICH WOULD REPLACE THE SHARPS COMPLIANCE 1993 STOCK PLAN.	[ ]	[ ]	[ ]

Nominees:				3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
(01) JOHN W. DALTON, (02) RAMSAY GILLMAN, (03) PARRIS H. HOLMES, (04) F. GARDNER PARKER (05) DAVID P. TUSA AND (06) DR. PHILIP C. ZERRILLO				The Board of Directors recommends a vote “FOR” proposals 1 and 2 listed hereon.

				Mark here if you plan to attend the meeting			[ ]

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				Mark here for address change and note change			[ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). The Board of Directors recommends that votes be cast FOR the election of the nominees for the Board of Directors and FOR the Sharps Compliance Corp. 2010 Stock Plan and in the discretion of the Proxies with respect to any other matter that is properly presented at the meeting.

Please be sure to date and sign this proxy card in the box below		Date
Please execute this proxy as your name appears hereon. When shares are held by joint tenents, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

     FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., November 17, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., November 17, 2010: 1-888-216-1312	Vote by Internet anytime prior to 3 a.m., November 17, 2010 go to https://www.proxyvotenow.com/smed

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/5284

Your vote is important!